UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report: July 29, 2014

(Date of earliest event reported)

OurPet’s Company

(Exact name of registrant as specified in its charter)

Colorado	000-31279	34-1480558
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1300 East Street, Fairport Harbor, OH 44077

(Address of principal executive offices including zip code)

440-354-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 29, 2014, OurPet’s Company issued a press release and other financial information regarding its 2014 second quarter results. The press release and other financial information are attached hereto as Exhibit 99.1.

Item 8.01	Other Events.

On July 29, 2014, Dr. Steven Tsengas, CEO, and Scott R. Mendes, CFO, hosted a teleconference with investors and analysts. A digital replay of the conference call is available at the following link: is http://www.ourpets.com/upkeep/. A transcript of our presentation is also posted on the Company’s website at is http://www.ourpets.com/upkeep/ and attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	OurPet’s Company press release dated July 29, 2014 and other financial information

99.2	Transcript of the Company’s July 29, 2014 presentation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2014	OurPet’s Company

By:	/s/ Scott R. Mendes
Scott R. Mendes, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	OurPet’s Company press release dated July 29, 2014 and other financial information

99.2	Transcript of the Company’s July 29, 2014 presentation